UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 25, 2005

Date of Report (Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50126 (Commission File Number)	33-0865080 (IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 585-7500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On July 25, 2005, Commercial Capital Bancorp, Inc. (NASDAQ: “CCBI”), announced its results of operations for the quarter ended June 30, 2005. Also on July 25, 2005, the Company held a conference call discussing those results. A transcript of the conference call is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit 99.1 Transcript of the Company’s July 25, 2005 earnings conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: July 29, 2005